SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 8, 2004


                         AMERICAN BIO MEDICA CORPORATION
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              (Exact Name of Registrant as Specified in its Charter)


          NEW YORK                       0-28666                 14-1702188
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(State or Other Jurisdiction of  (Commission File Number)      (IRS Employer
       Incorporation)                                     Identification Number)


               22 SMITH ROAD, KINDERHOOK, NY                 12106
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (800) 227-1243


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ITEM 5.      OTHER MATTERS

         On June 8, 2004 the Registrant's Board of Directors accepted the resignation of Donal V. Carroll from the Registrant's Board of Directors. Mr. Carroll did not provide the Registrant with a letter in which he described disagreements with the Registrant related to its operations, policies or practices, and in which he requested the Registrant disclose such disagreements.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN BIO MEDICA CORPORATION (Registrant)


Dated:  June 14, 2004              By: /S/ KEITH E. PALMER
                                       -----------------------
                                       Keith E. Palmer
                                       Chief Financial Officer


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